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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2001


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF April 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET BACKED CERTIFICATES, SERIES 2001-1)


                     Financial Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware                    333-84929                 06-1442101
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
        Incorporation)                File Number)          Identification No.)

      600 Steamboat Road
    Greenwich, Connecticut                                        92618
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    (Address of Principal                                       (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is  (203)625-2700
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         23.1     Consent of PricewaterhouseCoopers LLP





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FINANCIAL ASSET SECURITIES
                                           CORPORATION

                                           By:   /s/ Frank Skibo
                                              ----------------------------
                                           Name:     Frank Skibo
                                           Title:    Senior Vice President


Dated: April 6, 2001



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                                       -4-




                                  EXHIBIT INDEX
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Exhibit           Description
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23.1              Consent of PricewaterhouseCoopers LLP